UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 8, 2010

Commission file number 1-14998

ATLAS PIPELINE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	23-3011077
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Westpointe Corporate Center One, 1550 Coraopolis Heights Road, Moon Township, Pennsylvania 15108

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 262-2830

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Overview

On November 8, 2010, Atlas Pipeline Partners, L.P., a Delaware limited partnership (“APL”), Atlas Energy, Inc., a Delaware corporation (“Atlas Energy”), Atlas Energy Resources, LLC, a Delaware limited liability company and wholly owned subsidiary of Atlas Energy (“ATN”), and APL Laurel Mountain, LLC, a Delaware limited liability company and wholly owned subsidiary of APL (“APL Sub”), entered into a Purchase and Sale Agreement (the “Laurel Mountain Purchase Agreement”), pursuant to which, subject to the terms and conditions thereof, APL Sub will sell to ATN APL Sub’s 49% interest in Laurel Mountain Midstream, LLC, a Delaware limited liability company (the “Laurel Mountain Acquisition”), for cash.

Concurrently with entering into the Laurel Mountain Purchase Agreement, Atlas Energy entered into two additional transaction agreements:

•

an Agreement and Plan of Merger (the “Merger Agreement”), by and among Atlas Energy, Chevron Corporation, a Delaware corporation (“Chevron”), and Arkhan Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Chevron (“Merger Sub”), pursuant to which, among other things, subject to the terms and conditions thereof, Merger Sub will merge with Atlas Energy and Atlas Energy will become a wholly owned subsidiary of Chevron (the “Merger”). A description of the Merger Agreement is included in the current report on Form 8-K filed by Atlas Energy on November 12, 2010 (the “Atlas Energy 8-K”); and

•

a Transaction Agreement (the “AHD Transaction Agreement”), by and among Atlas Energy, ATN, Atlas Pipeline Holdings, L.P., a Delaware limited partnership, a majority-owned subsidiary of Atlas Energy and the owner of the general partner of APL (“AHD”), and Atlas Pipeline Holdings GP, LLC, a Delaware limited liability company, the general partner of AHD and a wholly owned subsidiary of Atlas Energy (“AHD GP”), pursuant to which, among other things, subject to terms and conditions thereof, (1) AHD will acquire Atlas Energy’s investment partnership business and certain other assets and assume certain liabilities in exchange for newly issued AHD common units and cash (the “AHD Sale”); (2) Atlas Energy will contribute AHD GP to AHD, so that AHD GP becomes a wholly owned subsidiary of AHD; (3) the limited partnership agreement of AHD will be amended and restated; and (4) Atlas Energy will distribute to its stockholders all the AHD common units that it holds, including the newly issued AHD common units that it receives in the AHD Sale (the “AHD Distribution”). A description of the AHD Transaction Agreement is included in the Atlas Energy 8-K.

Atlas Energy’s obligations to consummate the Merger, the AHD Sale, the AHD Distribution and the Laurel Mountain Acquisition are cross-conditioned (subject to permitted waiver) on the consummation of each other such transaction.

Laurel Mountain Purchase Agreement

The purchase price for the Laurel Mountain Acquisition is $403 million, subject to an adjustment based on certain capital contributions to and distributions from Laurel Mountain Midstream, LLC after January 1, 2011.

Atlas Energy’s obligation to consummate the Laurel Mountain Acquisition is subject to the satisfaction or waiver of the conditions to the consummation of the transactions contemplated by the AHD Transaction Agreement and the satisfaction or waiver of the conditions to the consummation of the Merger. The Laurel Mountain Acquisition is subject to obtaining the approval of the required lenders under APL’s credit agreement. The Laurel Mountain Acquisition also is subject to customary closing conditions. The Laurel Mountain Acquisition is not subject to Atlas Energy’s receipt of financing or approval by Atlas Energy’s shareholders or APL’s limited partners.

If Atlas Energy waives the closing condition in the Laurel Mountain Purchase Agreement that the conditions to the consummation of the Merger be satisfied or waived, and the Laurel Mountain Acquisition occurs but the Merger does not, and Atlas Energy subsequently sells some or all of the interest acquired in the Laurel Mountain Acquisition within one year of the closing of the Laurel Mountain Acquisition for an amount in excess of the purchase price, then Atlas Energy must pay 50% of such excess to APL.

Atlas Energy may terminate the Laurel Mountain Purchase Agreement if the Merger Agreement is terminated. The Laurel Mountain Purchase Agreement also includes customary termination rights, including a provision permitting either Atlas Energy or APL to terminate if the Laurel Mountain Purchase Acquisition is not consummated on or before September 30, 2011 (with a possible extension in certain circumstances).

*        *        *

The foregoing summary of the Laurel Mountain Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the document filed as Exhibit 2.1, which is incorporated herein by reference.

The Laurel Mountain Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about APL, APL Sub, Atlas Energy, ATN, AHD, AHD GP or their respective affiliates. The Laurel Mountain Purchase Agreement contains representations and warranties by the parties thereto, made solely for the benefit of such parties. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Laurel Mountain Purchase Agreement. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Laurel Mountain Purchase Agreement. Moreover, certain representations and warranties in the Laurel Mountain Purchase Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to equityholders, or may have been used for the purpose of allocating risk among the parties thereto. Accordingly, the representations and warranties in the Laurel Mountain Purchase Agreement should not be relied on by any persons as characterizations of the actual state of facts about APL, APL Sub, Atlas Energy, ATN, AHD, AHD GP or their respective affiliates at the time they were made or otherwise.

Item 8.01	Other Events.

Allocation Agreement

In connection with entering into the Laurel Mountain Purchase Agreement, APL entered into a letter agreement with AHD (the “Allocation Agreement”) regarding the allocation of expenses of general and administrative services provided by AHD to APL. Under the Allocation Agreement, during the twelve months immediately following the consummation of the transactions contemplated by the AHD Transaction Agreement, AHD will allocate expenses for such services to APL in a manner consistent with allocations by Atlas Energy to APL prior to such date, subject to a cap of $1,800,000 (excluding salaries and expenses of officers and employees whose primary responsibility is the management and operation of APL).

The foregoing summary of the Allocation Agreement is subject to, and qualified in its entirety by, the full text of the document filed as Exhibit 99.1, which is incorporated herein by reference.

Non-Compete Agreements

In connection with entering into the Merger Agreement, Chevron entered into a Non-Competition and Non-Solicitation Agreement with each of Edward E. Cohen and Jonathan Z. Cohen (each, a “Non-Compete Agreement”). Each Non-Compete Agreement requires Edward E. Cohen and Jonathan Z. Cohen to refrain, for three years after the effective date of the Merger, from engaging (including as a director or officer or stockholder) in certain businesses in certain areas or interfering in certain relationships, subject to certain limited exceptions (including exceptions permitting them in certain circumstances to engage in the businesses that AHD will acquire from Atlas Energy and in the businesses conducted by AHD and APL). The Non-Compete Agreements also prohibit Edward E. Cohen and Jonathan Z. Cohen, for two years after the effective date of the Merger, from soliciting for employment, or hiring, any person who was employed by Atlas Energy or a subsidiary before the Merger and became an employee of Atlas Energy or Chevron after the Merger, subject to certain limited exceptions.

The foregoing summary of the Non-Compete Agreements are subject to, and qualified in their entirety by, the full text of the documents filed as Exhibits 99.2 and 99.3, respectively, which are incorporated herein by reference.

Voting Agreement

As described in the Atlas Energy 8-K, in connection with entering into the Merger Agreement, Edward E. Cohen and Jonathan Z. Cohen entered into a Voting Agreement with Chevron.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

2.1	Purchase and Sale Agreement, by and among Atlas Pipeline Partners, L.P., APL Laurel Mountain, LLC, Atlas Energy, Inc., and Atlas Energy Resources, LLC, dated November 8, 2010.*

99.1	Letter Agreement, by and between Atlas Pipeline Partners, L.P. and Atlas Pipeline Holdings, L.P., dated November 8, 2010.

99.2	Non-Competition and Non-Solicitation Agreement, by and between Chevron Corporation and Edward E. Cohen, dated as of November 8, 2010 (incorporated by reference to Exhibit 99.2 to the current report on Form 8-K filed by Atlas Energy, Inc. on November 12, 2010).

99.3	Non-Competition and Non-Solicitation Agreement, by and between Chevron Corporation and Jonathan Z. Cohen, dated as of November 8, 2010 (incorporated by reference to Exhibit 99.3 to the current report on Form 8-K filed by Atlas Energy, Inc. on November 12, 2010).

*	The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

*        *        *

Important Additional Information About this Transaction

APL’s potential sale of its 49% ownership interest to Atlas Energy is conditioned upon the subsequent completion of a merger by which Chevron will acquire Atlas Energy. Atlas Energy intends to file a proxy statement with the U.S. Securities and Exchange Commission in connection with the potential merger of Atlas Energy and a wholly owned subsidiary of Chevron. If you are a stockholder of Atlas Energy, you are urged to read the proxy statement when it becomes available, because it will contain important information. Atlas Energy stockholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Atlas Energy and the merger, when available, without charge, at the U.S. Securities and Exchange Commission’s Internet site (www.sec.gov). In addition, copies of the proxy statement and other filings containing information about Atlas Energy and the potential merger can be obtained, when available, without charge, by directing a request to Atlas Energy, Attention: Investor Relations, Westpointe Corporate Center One, 1550 Coraopolis Heights Road, 2nd Floor, Moon Township, PA 15108, by phone at (412) 262-2830, or on Atlas Energy’s Internet site at www.atlasenergy.com.

Atlas Energy and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Atlas Energy stockholders in respect of the potential merger. In addition, because Atlas Energy controls the general partnership interest in AHD, which itself controls the general partnership interest in APL, directors and executive officers and other members of management and employees of AHD, APL and their respective general partner may be deemed to be participants in the solicitation of proxies from Atlas Energy stockholders in respect of the potential merger. You can find information about Atlas Energy’s executive officers and directors in Atlas Energy’s definitive annual proxy statement filed with the SEC on April 13, 2010, information about the executive officers and directors of the general partner of AHD in the annual report on Form 10-K for AHD filed with the SEC on March 5, 2010, and information about the executive officers and directors of the general partner of APL in the annual report on Form 10-K for APL filed with the SEC on March 5, 2010. You can obtain free copies of Atlas Energy’s annual proxy statement, and Atlas Energy’s proxy statement in connection with the merger (when it becomes available), by contacting Atlas Energy’s investor relations department. You can obtain free copies of AHD’s annual report and APL’s annual report by contacting the investor relations department of AHD and APL, respectively. Additional information regarding the interests of such potential participants will be included in the proxy statement, the information statement and the other relevant documents filed with the SEC when they become available.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS PIPELINE PARTNERS, L.P.

Date: November 12, 2010	By:	Atlas Pipeline Partners GP, LLC
its General Partner

	By:	/s/ Eric T. Kalamaras
	Name:	Eric T. Kalamaras
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase and Sale Agreement, by and among Atlas Pipeline Partners, L.P., APL Laurel Mountain, LLC, Atlas Energy, Inc., and Atlas Energy Resources, LLC, dated November 8, 2010.*

99.1	Letter Agreement, by and between Atlas Pipeline Partners, L.P. and Atlas Pipeline Holdings, L.P., dated November 8, 2010.

99.2	Non-Competition and Non-Solicitation Agreement, by and between Chevron Corporation and Edward E. Cohen, dated as of November 8, 2010 (incorporated by reference to Exhibit 99.2 to the current report on Form 8-K filed by Atlas Energy, Inc. on November 12, 2010).

99.3	Non-Competition and Non-Solicitation Agreement, by and between Chevron Corporation and Jonathan Z. Cohen, dated as of November 8, 2010 (incorporated by reference to Exhibit 99.3 to the current report on Form 8-K filed by Atlas Energy, Inc. on November 12, 2010).

*	The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.